UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2021

_____________________

VERSO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8540 Gander Creek Drive

Miamisburg, Ohio 45342

(Address, including zip code, of principal executive offices)

(877) 855-7243

(Registrants’ telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Allen J. Campbell, the Chief Financial Officer of Verso Corporation (“Verso”) has informed Verso of his intent to retire in 2021.  Mr. Campbell and Verso have mutually settled upon June 30, 2021, as the date of his retirement. On March 5, 2021, the Compensation Committee of Verso’s board of directors approved a retention arrangement to incentivize him not to retire before June 30, 2021.

Pursuant to the retention arrangement, if Mr. Campbell does not voluntarily terminate employment with Verso before June 30, 2021, then he will receive a cash retention bonus of $325,000, and certain of his outstanding restricted stock unit awards granted by Verso that would expire upon his retirement will instead vest as follows: (a) as to outstanding awards subject to time-based vesting requirements, the first installment of each such award that is scheduled to vest after June 30, 2021 will vest on June 30, 2021; and (b) as to outstanding awards subject to performance-based vesting requirements, such awards will remain outstanding and will vest on a pro-rata basis (based on the portion of the applicable performance period that Mr. Campbell was employed by Verso) to the extent that the applicable performance-based vesting conditions are satisfied.  The foregoing summary of the retention arrangement with Mr. Campbell is qualified in its entirety by reference to the full text of the letter to Mr. Campbell from Verso that sets forth such retention arrangement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Verso’s Board of Directors is conducting a search for a Chief Financial Officer and has retained a national executive search firm to assist in the process.

Item 9.01       Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description of Exhibit
10.1	Letter dated March 5, 2021 from Verso Corporation to Allen J. Campbell
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2021

VERSO CORPORATION

	By:	/s/ Randy J. Nebel
Randy J. Nebel
President and Chief Executive Officer